Exhibit 10.15

JOINDER AGREEMENT

This Joinder Agreement (the “Agreement”) dated effective as of December 23,2011 (the “Effective Date”), is made by and among John Beatty (“John Beatty”), Tim Krieger (“Krieger”), Tom Beatty (“Tom Beatty”), Twin Cities Power, LLC (“TCP”), Cygnus Partners, LLC (“Cygnus”), Twin Cities Energy, LLC (“TCE” and together with TCP and Cygnus, the “TCP Entities”) and Twin Cities Power Holdings, LLC (“Newco”).

WHEREAS, John Beatty, Tom Beatty and Krieger are parties to those certain Assignments of Financial Rights Agreements dated effective as of January 1, 2010 (the “Assignment Agreements”);

WHEREAS, the current members of the TCP Entities desire to contribute 100% of the membership interests of the TCP Entities to a newly formed holding company (“Newco”); and

WHEREAS, John Beatty and Tom Beatty desire to obtain assurances from the TCP Entities and Newco that the obligations of the TCP Entities under the Assignment Agreements will be performed by the TCP Entities and Newco;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

1.                                       The TCP Entities and Newco hereby agree to fully perform each and every obligation of the TCP Entities under the Assignment Agreements.

2.                                       The TCP Entities and Newco agree that Section 2 of the Assignment Agreements shall apply, from and after the formation of Newco, to a sale, lease, license or other transfer of all or any significant portion of the assets of the TCP Entities or Newco in one or a series of transactions or the sale, issuance, redemption or exchange of more than 25% of the equity in the TCP Entities or Newco whether by unit sale, redemption, exchange, merger, consolidation, reorganization or similar type transaction. Newco and the TCP Entities agree to pay the Additional Payment (as defined therein) to the extent required under Section 2 of the Assignment Agreements as modified by this Agreement.

3.                                       This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed December 23, 2011.

/s/ Timothy S. Krieger	/s/ Tom Beatty
Tim Krieger	Tom Beatty

Twin Cities Power, LLC

/s/ John Beatty	/s/ Timothy S. Krieger
John Beatty	By: Tim Krieger, President

Twin Cities Energy, LLC	Cygnus Partners, LLC

/s/ Michael Tufte	/s/ Timothy S. Krieger
By: Michael Tufte, President	By: Tim Krieger, President

Twin Cities Power Holdings, LLC

	By:	/s/ Timothy S. Krieger
	Its:	President/CEO

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ASSIGNMENT OF FINANCIAL RIGHTS AGREEMENT

THIS ASSIGNMENT OF FINANCIAL RIGHTS AGREEMENT (the “Agreement”), dated effective as of January 1, 2010 (the “Effective Date”), is made by and among John Beatty (“Beatty”), Tim Krieger (“Krieger”), Twin Cities Power, L.L.C. (“TCP”), Cygnus Partners, L.L.C. (“Cygnus”) and Twin Cities Energy, L.L.C. (“TCE” and together with TCP and Cygnus, the “TCP Entities”).

WHEREAS, Beatty and Krieger are parties to separate Member Control Agreements with each of the TCP Entities (the “Member Control Agreements”);

WHEREAS, capitalized terms not otherwise defined herein shall have the meaning given to such terms in the TCP Member Control Agreement;

WHEREAS, Beatty owns 1365 Membership Units of each of TCP, Cygnus and TCE (the “Beatty Interests”);

WHEREAS, Beatty desires to assign, and Krieger desires to accept such assignment, of the Financial Rights associated with the Beatty Interests (and to otherwise retain all other rights associated with the Beatty Interests including all Governance Rights), pursuant to the terms and conditions of this Agreement;

WHEREAS, it is the intent of Beatty and Krieger that the transactions contemplated by this Agreement not impact or impair the rights of or otherwise disadvantage any of the Members of the TCP Entities, rather it is intended to insure continuity of the governance structure of the TCP Entities.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

1.             Assignment. Subject to the terms and conditions of this Agreement, Beatty hereby assigns to Krieger all of Beatty’s Financial Rights associated with the Beatty Interests. In consideration of such assignment, Krieger and the TCP Entities hereby agree to the “Additional Payment” described in Section 2 below and Krieger hereby assigns all of the Financial Rights associated with 2,774 of his 3,800 Membership Units in Fairway Dairy & Ingredients, LLC (“Fairway” or “FDI”) and 2,555 of 3,500 and 2,555 of 3,500 Membership Units Krieger owns in Fairway Industries, LLC (“Industries”) and Fairway Dairy Company, LLC (“Dairy”), respectively, which constitutes 73% of Krieger’s entire equity interest in Fairway, Industries and Dairy. For purposes of this Agreement, Fairway, Industries and Dairy are collectively referred to as the “FDI Entities” and Krieger’s interests in the FDI Entities shall be referred to herein as the “Krieger Interests”. The parties agree that an independent third party appraiser has valued the Krieger Interests at $217,000 and that the portion of this value allocated to the Financial Rights in Fairway and Membership Units in Industries and Dairy assigned and transferred to Beatty under this Agreement is $158,410. The remaining Financial Rights in Fairway and Membership Units in Industry and Dairy held by Krieger are being transferred pursuant to a separate agreement dated this date to Tom Beatty and are represented by the remaining value of $58,590. Beatty agrees that the Additional Payment and the Financial Rights in Fairway and the Membership Units in Industries and Dairy being assigned and transferred to him represents sufficient consideration and full and fair value for the Financial Rights in the TCP Entities being assigned by him to Krieger. Kreiger and Beatty agree that for purposes of determining the value of the interests assigned and transferred under this Agreement, the $158,410 value shall be allocated among Fairway, Dairy and Industries $126,025, $4,100 and $26,285, respectively, and

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the amounts allocated with respect to the TCP Entities shall be $10,000 TCP, $5,000 TCE and the remainder, including the Additional Payment, to Cygnus.

2.             Additional Payment. The TCP Entities and Krieger agree that in the event of a sale, lease, license or other transfer of all or any significant portion of the assets of the TCP Entities in one or a series of transactions (“Asset Sale”) or the sale, issuance, redemption or exchange of more than 25% of the equity in one or more of the TCP Entities, whether by unit sale, redemption, exchange, merger, consolidation, reorganization or similar type transaction (“Equity Sale”), the TCP Entities and Krieger agree to pay as an Additional Payment, in cash upon closing of each such transaction, an amount equal to 100% of the proceeds from such transaction that would otherwise be received by or allocated to Beatty if he had continued to hold the Financial Rights associated with the Beatty Interests as of the date of such transaction (including any adjustment to such Beatty Interests as a result of splits, reorganizations and the like) and provided the transaction occurs on or before December 31, 2012, and such percentage shall be reduced by 331/3 percent annually on each January 1, 2012 and 2013. The Additional Payment obligations shall expire with respect to any transaction that is not entered into on or before December 31, 2014. For purposes of this Agreement, in determining the amount that would otherwise be received by or allocated to Beatty, in respect to an Asset Sale or Equity Sale, such amount shall be determined as if the proceeds of the Asset Sale or Equity Sale were distributed to all Members pro rata in accordance with their respective Membership Units. In addition, an Equity Sale shall not include transfers by HTS Capital, LLC, to TCP or issuances of those interests to third parties who provide the TCP Entities with debt or equity capital so long as the proceeds of such debt or equity is not distributed to the members of the TCP Entities.

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3.             Closing Deliveries. Upon execution hereof, (i) Krieger will deliver to Beatty, duly endorsed for transfer, a Membership Unit power (the “Membership Unit Power”) with respect to Industries and Dairy, (ii) Krieger will deliver to Beatty a Release duly executed by John Hanson releasing Beatty and the FDI Entities from all guarantees, liabilities and obligations whatsoever, and (iii) each TCP Entity and FDI Entity will reflect on its Records Krieger’s ownership of the Financial Rights in the TCP Entities and Beatty’s ownership of the Financial Rights in Fairway and the assignment of the Membership Units of Industries and Dairy to Beatty.

4.             Further Transfers. Beatty agrees to transfer to Krieger, free and clear of all liens and encumbrances, the entire rights in the Beatty Interests not transferred pursuant to this Agreement at such time as (i) such transfer is authorized by all necessary consents or waivers of the TCP Entities and the other Members of the TCP Entities, and (ii) Krieger transfers to Beatty, free and clear of all liens and encumbrances, Krieger’s entire rights in the 2,774 Membership Units of FDI, it being understood that such transfer by Krieger shall occur only at such time as Krieger obtains the release of such Membership Units from that certain Membership Interest Pledge and Security Agreement given by Krieger for the benefit of Robert O. Schachter or his affiliates in respect to certain debt owned by American Debt Analytics, LLC (the “Pledge Agreement”); it being further agreed that such transfers shall be made for a consideration of $1.00. For purposes of this Agreement, “Permitted Liens” shall mean the Pledge Agreement, the Membership Control Agreements, Membership Unit Transfer (Buy/Sell) Agreements, Operating Agreements and Articles of Organization of the TCP Entities and the FDI Entities, provided nothing herein shall be deemed a consent or waiver of any rights of Beatty to contest the validity and enforceability of the Pledge Agreement in respect to FDI and nothing herein shall be deemed a transfer by Beatty of any of his Membership Units under the terms of any Membership Unit

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Transfer (Buy/Sell) Agreement or a transfer by Krieger of any of his Membership Units in FDI under the terms of any Membership Unit Transfer (Buy/Sell) Agreement. On the date of the further transfers contemplated by the Section 3, Krieger agrees to an amendment to the Member Control Agreements to require that approval of any action to be taken by the Members whether under such agreements, or actions required or permitted by law, shall be taken only upon the vote or written consent of the Members holding at least seventy percent (70%) of the voting rights of the Membership Units then outstanding.

5.             Warranties of Beatty. Beatty hereby warrants and represents to and covenants with Krieger as follows:

5.1.          Beatty is the lawful owner of all of the Beatty Interests free and clear of all liens and encumbrances, except Permitted Liens.

5.2.          Beatty’s transfer of the Financial Rights contemplated under this Agreement to Krieger will not conflict with or violate any order, decree or other court imposed restriction on such Financial Rights.

6.             Warranties of Krieger. Krieger hereby warrants and represents to and covenants with Beatty as follows:

6.1.          Krieger is the lawful owner of all of the Krieger Interests free and clear of all liens and encumbrances, except Permitted Liens.

6.2.          Krieger’s transfer of the Financial Rights and Membership Units contemplated under this Agreement will not conflict with or violate any order, decree or other court imposed restriction on such Financial Rights or Membership Units.

6.3.          Krieger agrees that he shall reimburse Beatty for any and all taxes resulting from the transactions contemplated by this Agreement, other than taxes

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resulting from the receipt by Beatty of the Additional Amount, such reimbursement to occur on or before the date Beatty is required to pay such taxes to the appropriate state of federal agency.

6.4.          If requested by Beatty, Krieger agrees that he will subject the Financial Rights assigned pursuant to this Agreement to the terms of the Pledge Agreement to the same extent as his Membership Units in TCP are currently subject. Until the transfers are accomplished pursuant to Section 4 above, Krieger agrees not to further transfer the Financial Rights assigned pursuant to this Agreement without the consent of Beatty.

6.5.          Krieger agrees during the time period in which an Additional Payment may be payable and for a period of two years thereafter, Krieger will not directly or indirectly solicit or hire any of the current employees of FDI, nor will he directly or indirectly compete with the FDI Entities, except that Krieger can continue to perform the types of consulting services that he currently provides to Galaxy Nutritional Foods, Inc. as of the date of this Agreement (i.e., buying casein products).

6.6.          Krieger hereby agrees that he hereby waives all consent rights with respect to the operations of FDI and all rights to participate in the management either as a Governor, as an officer, manager or an employee of FDI, whether pursuant to the terms of any Member Control Agreement, Operating Agreement, Articles of Organization or agreement among members of the FDI Entities, including specifically Krieger waives and repeals his rights to participate as a Governor or officer under the terms of Article II of the FDI Member Control Agreement and waives and repeals his rights to consent to any of the actions specified in Article IV of the Member Control Agreement.

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6.7.          Krieger waives all of his rights to purchase or consent to any purchase or sale of Membership Units of FDI under the terms of the Membership Unit Transfer (Buy/Sell) Agreement of FDI; provided, however, he reconfirms the agreements among the Members of FDI in Article III that the value of Membership Units pursuant to the provisions of Article I and II of such agreement, including in respect to an involuntary transfer of Membership Units, is $1.00.

6.8.          Krieger has not obligated any FDI Entity to any debt or other obligation owed to any person or entity, excluding any debt or obligation set forth on the October 31, 2010 balance sheet of an FDI Entity.

7.             Covenants of Krieger and the TCP Entities. Krieger and the TCP Entities hereby warrant and represent to and covenant with Beatty as follows:

7.1.          The TCP Entities will not amend any tax return related to any period prior to January 1, 2010 without the written consent of Beatty. Krieger agrees to indemnify and hold Beatty harmless from any and all taxes resulting from any amendment, adjustment, or change to any K-1 filed for any period prior to January 1, 2010 and from any claims related to distributions made by the TCP Entities to Beatty for all periods prior to January 1, 2010. The TCP Entities agree to distribute to Beatty such amount as may be required for Beatty to pay all federal and state income taxes resulting from any amendment, adjustment or change in any K-1 filed for any period prior to January 1, 2010.

7.2.          The TCP Entities will not allocate any income, gain, loss or deduction to Beatty for any period after December 31, 2009, rather all such allocations shall be made for the account of Krieger with respect to the Beatty Interests.

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7.3.          The TCP Entities will indemnify and hold Beatty and FDI harmless from any claims made by HTS Capital, LLC in respect of amounts owed HTS Capital, LLC by any of the TCP Entities, including any amounts owed under that certain Capital Investment Agreement dated June 14, 2006. The TCP Entities will use all reasonable efforts to make payments to satisfy all of their obligations under the Capital Investment Agreement before other debt payments are made to HTS Capital, LLC or its affiliates.

8.             Governing Law. This Agreement shall be governed by the laws of the State of Minnesota, regardless of the laws that might be applicable under the principles of conflicts of law, in all matters including but not limited to matters of validity, construction, effect and performance.

9.             Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than expressly set forth or referred to herein.

10.           Assignment. This Agreement shall be binding upon the heirs, successors and permitted assigns of each party. This Agreement is made solely for the benefit of the parties, their successors and permitted assigns and no other party shall acquire or have any right by virtue hereof. Neither party may assign any interest or right in this Agreement without the consent of the other parties.

11.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed November 17, 2010 but effective as of the Effective Date.

/s/ Timothy S. Krieger
Tim Krieger

/s/ John Beatty
John Beatty

Twin Cities Power, LLC

By:	/s/ Timothy S. Krieger
Tim Krieger, President

Twin Cities Energy, LLC

By:	/s/ Michael Tufte
Michael Tufte, President

Cygnus Partners, LLC

By:	/s/ Timothy S. Krieger
Tim Krieger, President

The undersigned agree, upon the request of Beatty, to provide all consents and waivers required to allow Beatty to make the transfers described in Section 4 and allow the Member Control Agreements to be amended as provided in Section 4. The undersigned as members of the TCP Entities agree not to dispute or challenge the transactions contemplated by this Agreement, including, without limitation, the terms of Section 6.4.

/s/ Michael Tufte
Michael Tufte

DBJ 2001 Holdings, LLC

By:	/s/ David B. Johnson
Its:	Chief Manager

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ASSIGNMENT OF FINANCIAL RIGHTS AGREEMENT

THIS ASSIGNMENT OF FINANCIAL RIGHTS AGREEMENT (the “Agreement”), dated effective as of January 1, 2010 (the “Effective Date”), is made by and among Tom Beatty (“Beatty”), Tim Krieger (“Krieger”), Twin Cities Power, L.L.C. (“TCP”), Cygnus Partners, L.L.C. (“Cygnus”) and Twin Cities Energy, L.L.C. (“TCE” and together with TCP and Cygnus, the “TCP Entities”).

WHEREAS, Beatty and Krieger are parties to separate Member Control Agreements with each of the TCP Entities (the “Member Control Agreements”);

WHEREAS, capitalized terms not otherwise defined herein shall have the meaning given to such terms in the TCP Member Control Agreement;

WHEREAS, Beatty owns 505 Membership Units of each of TCP, Cygnus and TCE (the “Beatty Interests”);

WHEREAS, Beatty desires to assign, and Krieger desires to accept such assignment, of the Financial Rights associated with the Beatty Interests (and to otherwise retain all other rights associated with the Beatty Interests including all Governance Rights), pursuant to the terms and conditions of this Agreement;

WHEREAS, it is the intent of Beatty and Krieger that the transactions contemplated by this Agreement not impact or impair the rights of or otherwise disadvantage any of the Members of the TCP Entities, rather it is intended to insure continuity of the governance structure of the TCP Entities.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree as follows:

1.             Assignment. Subject to the terms and conditions of this Agreement, Beatty hereby assigns to Krieger all of Beatty’s Financial Rights associated with the Beatty Interests. In consideration of such assignment, Krieger and the TCP Entities hereby agree to the “Additional Payment” described in Section 2 below and Krieger hereby assigns all of the Financial Rights associated with 1,026 of his 3,800 Membership Units in Fairway Dairy & Ingredients, LLC (“Fairway” or “FDI”) and 945 of 3,500 and 945 of 3,500 Membership Units Krieger owns in Fairway Industries, LLC (“Industries”) and Fairway Dairy Company, LLC (“Dairy”), respectively, which constitutes 27% of Krieger’s entire equity interest in Fairway, Industries and Dairy. For purposes of this Agreement, Fairway, Industries and Dairy are collectively referred to as the “FDI Entities” and Krieger’s interests in the FDI Entities shall be referred to herein as the “Krieger Interests”. The parties agree that an independent third party appraiser has valued the Krieger Interests at $217,000 and that the portion of this value allocated to the Financial Rights in Fairway and Membership Units in Industries and Dairy assigned and transferred to Beatty under this Agreement is $58,590. The remaining Financial Rights in Fairway and Membership Units in Industry and Dairy held by Krieger are being transferred pursuant to a separate agreement dated this date to John Beatty and are represented by the remaining value of $158,410. Beatty agrees that the Additional Payment and the Financial Rights in Fairway and the Membership Units in Industries and Dairy being assigned and transferred to him represents sufficient consideration and full and fair value for the Financial Rights in the TCP Entities being assigned by him to Krieger. Krieger and Beatty agree that for purposes of determining the value of the interests assigned and transferred under this Agreement, the $58,590 value shall be allocated among Fairway Dairy and Industries $47,355, $9,715 and $1,520, respectively, and the amounts allocated with respect to the TCP Entities shall be $6,000 TCP, $2,000 TCE and the remainder, including the Additional Payment, to Cygnus.

2.             Additional Payment. The TCP Entities and Krieger agree that in the event of a sale, lease, license or other transfer of all or any significant portion of the assets of the TCP Entities in one or a series of transactions (“Asset Sale”) or the sale, issuance, redemption or exchange of more than 25% of the equity in one or more of the TCP Entities, whether by unit sale, redemption, exchange, merger, consolidation, reorganization or similar type transaction (“Equity Sale”), the TCP Entities and Krieger agree to pay as an Additional Payment, in cash upon closing of each such transaction, an amount equal to 100% of the proceeds from such transaction that would otherwise be received by or allocated to Beatty if he had continued to hold the Financial Rights associated with the Beatty Interests as of the date of such transaction (including any adjustment to such Beatty Interests as a result of splits, reorganizations and the like) and provided the transaction occurs on or before December 31, 2012, and such percentage shall be reduced by 331/3 percent annually on each January 1, 2012 and 2013. The Additional Payment obligations shall expire with respect to any transaction that is not entered into on or before December 31, 2014. For purposes of this Agreement, in determining the amount that would otherwise be received by or allocated to Beatty, in respect to an Asset Sale or Equity Sale, such amount shall be determined as if the proceeds of the Asset Sale or Equity Sale were distributed to all Members pro rata in accordance with their respective Membership Units. In addition, an Equity Sale shall not include transfers by HTS Capital, LLC, to TCP or issuances of those interests to third parties who provide the TCP Entities with debt or equity capital so long as the proceeds of such debt or equity is not distributed to the members of the TCP Entities.

3.             Closing Deliveries. Upon execution hereof, (i) Krieger will deliver to Beatty, duly endorsed for transfer, a Membership Unit power (the “Membership Unit Power”) with respect to Industries and Dairy, (ii) Krieger will deliver to Beatty a Release duly executed by John Hanson releasing Beatty and the FDI Entities from all guarantees, liabilities and obligations whatsoever, and (iii) each TCP Entity and FDI Entity will reflect on its Records Krieger’s ownership of the Financial Rights in the TCP Entities and Beatty’s ownership of the Financial Rights in Fairway and the assignment of the Membership Units of Industries and Dairy to Beatty.

4.             Further Transfers. Beatty agrees to transfer to Krieger, free and clear of all liens and encumbrances, the entire rights in the Beatty Interests not transferred pursuant to this Agreement at such time as (i) such transfer is authorized by all necessary consents or waivers of the TCP Entities and the other Members of the TCP Entities, and (ii) Krieger transfers to Beatty, free and clear of all liens and encumbrances, Krieger’s entire rights in the 1,026 Membership Units of FDI, it being understood that such transfer by Krieger shall occur only at such time as Krieger obtains the release of such Membership Units from that certain Membership Interest Pledge and Security Agreement given by Krieger for the benefit of Robert O. Schachter or his affiliates in respect to certain debt owned by American Debt Analytics, LLC (the “Pledge Agreement”); it being further agreed that such transfers shall be made for a consideration of $1.00. For purposes of this Agreement, “Permitted Liens” shall mean the Pledge Agreement, the Membership Control Agreements, Membership Unit Transfer (Buy/Sell) Agreements, Operating Agreements and Articles of Organization of the TCP Entities and the FDI Entities, provided nothing herein shall be deemed a consent or waiver of any rights of Beatty to contest the validity and enforceability of the Pledge Agreement in respect to FDI and nothing herein shall be deemed a transfer by Beatty of any of his Membership Units under the terms of any Membership Unit

Transfer (Buy/Sell) Agreement or a transfer by Krieger of any of his Membership Units in FDI under the terms of any Membership Unit Transfer (Buy/Sell) Agreement. On the date of the further transfers contemplated by the Section 3, Krieger agrees to an amendment to the Member Control Agreements to require that approval of any action to be taken by the Members whether under such agreements, or actions required or permitted by law, shall be taken only upon the vote or written consent of the Members holding at least seventy percent (70%) of the voting rights of the Membership Units then outstanding.

5.             Warranties of Beatty. Beatty hereby warrants and represents to and covenants with Krieger as follows:

5.1.          Beatty is the lawful owner of all of the Beatty Interests free and clear of all liens and encumbrances, except Permitted Liens.

5.2.          Beatty’s transfer of the Financial Rights contemplated under this Agreement to Krieger will not conflict with or violate any order, decree or other court imposed restriction on such Financial Rights.

6.             Warranties of Krieger. Krieger hereby warrants and represents to and covenants with Beatty as follows:

6.1.          Krieger is the lawful owner of all of the Krieger Interests free and clear of all liens and encumbrances, except Permitted Liens.

6.2.          Krieger’s transfer of the Financial Rights and Membership Units contemplated under this Agreement will not conflict with or violate any order, decree or other court imposed restriction on such Financial Rights or Membership Units.

6.3.          Krieger agrees that he shall reimburse Beatty for any and all taxes resulting from the transactions contemplated by this Agreement, other than taxes resulting from the receipt by Beatty of the Additional Amount, such reimbursement to occur on or before the date Beatty is required to pay such taxes to the appropriate state of federal agency.

6.4.          If requested by Beatty, Krieger agrees that he will subject the Financial Rights assigned pursuant to this Agreement to the terms of the Pledge Agreement to the same extent as his Membership Units in TCP are currently subject. Until the transfers are accomplished pursuant to Section 4 above, Krieger agrees not to further transfer the Financial Rights assigned pursuant to this Agreement without the consent of Beatty.

6.5.          Krieger agrees during the time period in which an Additional Payment may be payable and for a period of two years thereafter, Krieger will not directly or indirectly solicit or hire any of the current employees of FDI, nor will he directly or indirectly compete with the FDI Entities, except that Krieger can continue to perform the types of consulting services that he currently provides to Galaxy Nutritional Foods, Inc. as of the date of this Agreement (i.e., buying casein products).

6.6.          Krieger hereby agrees that he hereby waives all consent rights with respect to the operations of FDI and all rights to participate in the management either as a Governor, as an officer, manager or an employee of FDI, whether pursuant to the terms of any Member Control Agreement, Operating Agreement, Articles of Organization or agreement among members of the FDI Entities, including specifically Krieger waives and repeals his rights to participate as a Governor or officer under the terms of Article II of the FDI Member Control Agreement and waives and repeals his rights to consent to any of the actions specified in Article IV of the Member Control Agreement.

6.7.          Krieger waives all of his rights to purchase or consent to any purchase or sale of Membership Units of FDI under the terms of the Membership Unit Transfer (Buy/Sell) Agreement of FDI; provided, however, he reconfirms the agreements among the Members of FDI in Article III that the value of Membership Units pursuant to the provisions of Article I and II of such agreement, including in respect to an involuntary transfer of Membership Units, is $1.00.

6.8.          Krieger has not obligated any FDI Entity to any debt or other obligation owed to any person or entity, excluding any debt or obligation set forth on the October 31, 2010 balance sheet of a FDI Entity.

7.             Covenants of Krieger and the TCP Entities. Krieger and the TCP Entities hereby warrant and represent to and covenant with Beatty as follows:

7.1.          The TCP Entities will not amend any tax return related to any period prior to January 1, 2010 without the written consent of Beatty. Krieger agrees to indemnify and hold Beatty harmless from any and all taxes resulting from any amendment, adjustment, or change to any K-1 filed for any period prior to January 1, 2010 and from any claims related to distributions made by the TCP Entities to Beatty for all periods prior to January 1, 2010. The TCP Entities agree to distribute to Beatty such amount as may be required for Beatty to pay all federal and state income taxes resulting from any amendment, adjustment or change in any K-1 filed for any period prior to January 1, 2010.

7.2.          The TCP Entities will not allocate any income, gain, loss or deduction to Beatty for any period after December 31, 2009, rather all such allocations shall be made for the account of Krieger with respect to the Beatty Interests.

7.3.          The TCP Entities will indemnify and hold Beatty and FDI harmless from any claims made by HTS Capital, LLC in respect of amounts owed HTS Capital, LLC by any of the TCP Entities, including any amounts owed under that certain Capital Investment Agreement dated June 14, 2006. The TCP Entities will use all reasonable efforts to make payments to satisfy all of their obligations under the Capital Investment Agreement before other debt payments are made to HTS Capital, LLC or its affiliates.

8.             Governing Law. This Agreement shall be governed by the laws of the State of Minnesota, regardless of the laws that might be applicable under the principles of conflicts of law, in all matters including but not limited to matters of validity, construction, effect and performance.

9.             Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than expressly set forth or referred to herein.

10.           Assignment. This Agreement shall be binding upon the heirs, successors and permitted assigns of each party. This Agreement is made solely for the benefit of the parties, their successors and permitted assigns and no other party shall acquire or have any right by virtue hereof. Neither party may assign any interest or right in this Agreement without the consent of the other parties.

11.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed November 17, 2010 but effective as of the Effective Date.

/s/ Timothy S. Krieger
Tim Krieger

/s/ Tom Beatty
Tom Beatty

Twin Cities Power, LLC

By:	/s/ Timothy S. Krieger
Tim Krieger, President

Twin Cities Energy, LLC

By:	/s/ Michael Tufte
Michael Tufte, President

Cygnus Partners, LLC

By:	/s/ Timothy S. Krieger
Tim Krieger, President

The undersigned agree, upon the request of Beatty, to provide all consents and waivers required to allow Beatty to make the transfers described in Section 4 and allow the Member Control Agreements to be amended as provided in Section 4. The undersigned as members of the TCP Entities agree not to dispute or challenge the transactions contemplated by this Agreement, including, without limitation, the terms of Section 6.4.

/s/ Michael Tufte
Michael Tufte

DBJ 2001 Holdings, LLC

By:	/s/ David B. Johnson
Its:	Chief Manager